Nationwide Life Insurance Company
Nationwide Variable Account-15
Prospectus supplement dated May 1, 2022
to the following prospectus(es):
Nationwide Advisory Retirement Income AnnuitySM prospectus dated May 1, 2022
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
This Rate Sheet Supplement ("Supplement") should be read and retained with the prospectus for Nationwide Advisory Retirement Income AnnuitySM. This Supplement replaces and supersedes any previous Rate Sheet Supplement and must be used in conjunction with the prospectus. If you need another copy of the prospectus, please contact the Service Center at 1-866-667-0561.
Nationwide is issuing this Supplement to provide the current:
•	Lifetime Withdrawal Percentages, Roll-Up Interest Rate, and Roll-Up Crediting Period for the Nationwide Lifetime Income Rider® Advisory Option and Joint Option for the Nationwide Lifetime Income Rider Advisory Option (collectively, "Nationwide L.inc RiderSM Advisory Percentages"); and
•	Lifetime Withdrawal Percentages for the Pro 4SM option and Joint Option for Pro 4 option (collectively, "Pro 4 Percentages").
The Nationwide L.inc Rider Advisory Percentages and Pro 4 Percentages provided below apply to applications signed on or after May 1, 2022.
It is important that you have the most current Rate Sheet Supplement as of the date you sign the application. This Supplement has no specified end date and can be superseded at any time. If Nationwide supersedes this Supplement with a new Rate Sheet Supplement, the new Rate Sheet Supplement will be filed a minimum of 10 business days prior to its effective date.
If your application was signed before the date shown above, please refer to your contract for the Lifetime Withdrawal Percentages for the Retirement Income Developer option, Nationwide L.inc Rider Advisory Percentages, or Pro 4 Percentages that are applicable to your contract or contact the Service Center.
All Rate Sheet Supplements are available by contacting the Service Center, or through the EDGAR system at www.sec.gov (file number: 333-227783).
Nationwide Lifetime Income Rider Advisory Option and Joint Option for the Nationwide Lifetime Income Rider Advisory Option
Lifetime Withdrawal Percentage:
Contract Owner’s Age (at the time of the first Lifetime Withdrawal)	Nationwide Lifetime Income Rider Advisory Option Lifetime Withdrawal Percentages*	Joint Option for the Nationwide Lifetime Income Rider Advisory Option Lifetime Withdrawal Percentages*
45 through 59½	3.25%	3.00%
59½ through 64	4.25%	4.00%
65 through 69	5.00%	4.75%
70 through 74	5.10%	4.85%
75 through 80	5.75%	5.50%
81 and older	6.35%	6.10%
* The Lifetime Withdrawal Percentage is determined based on the age of the Contract Owner at the time of the first Lifetime Withdrawal, or if the Joint Option is elected, the age of the younger spouse at the time of the first Lifetime Withdrawal. A Contract Owner will receive the greatest Lifetime Withdrawal Percentage only if he or she does not take a Lifetime Withdrawal prior to age 81.
PRO-0059-R8-0522

Roll-Up Interest Rate:
Roll-Up Interest Rate
7%
Roll-Up Crediting Period:
Roll-Up Crediting Period
10 years
Pro 4 Option and Joint Option for the Pro 4 Option
Lifetime Withdrawal Percentages:
Contract Owner’s Age (at the time of the first Lifetime Withdrawal)	Pro 4 Option's Lifetime Withdrawal Percentages*	Joint Option for the Pro 4 Option's Lifetime Withdrawal Percentages*
59½ and older	4.00%	3.75%
* The Lifetime Withdrawal Percentage is determined based on the age of the Contract Owner at the time of the first Lifetime Withdrawal, or if the Joint Option is elected, the age of the younger spouse at the time of the first Lifetime Withdrawal.
PRO-0059-R8-0522
2